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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 25, 2003


                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-48481                    35-3672336
(STATE OR OTHER JURISDICTION       (COMMISSION                (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)              IDENTIFICATION NO.)

Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                          10281
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  (ADDRESS OF PRINCIPAL                                         (ZIP CODE)
   EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.







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Item 5.  Other Events.
         ------------

                  On or about July 30, 2003, the Registrant will cause the issuance and sale of approximately $50,790,000 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2003-A2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2003, between the Registrant as depositor, JPMorgan Chase Bank as trustee, and Option One Mortgage Corporation, as servicer.

                  In connection with the sale of the Series 2003-A2, Class A2 Certificates and Class A-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") and collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-48481, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

                  The Computational Materials and Collateral Term Sheets have been provided by the Underwriter. The information in the Computational Materials and Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials and Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials and Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials and Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials and Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials and Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
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         (a) Financial Statements.
             --------------------

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
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                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                        DESCRIPTION
-----------                -----------                        -----------

     1                         99                    Computational Materials and
                                                     Collateral Term Sheets
                                                     prepared by Nomura
                                                     Securities International,
                                                     Inc. in connection with
                                                     Nomura Asset Acceptance
                                                     Corporation, Mortgage
                                                     Pass-Through Certificates,
                                                     Series 2003-A2 (filed in
                                                     paper pursuant to the
                                                     automatic SEC exemption
                                                     pursuant to Release
                                                     33-7427, August 7, 1997).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2003

                                                     NOMURA ASSET ACCEPTANCE
                                                     CORPORATION


                                                     By: /s/ Jay Gracin
                                                         -----------------------
                                                     Name:   Jay Gracin
                                                     Title:  Assistant Secretary

                                  EXHIBIT INDEX



                                   Item 601(a) of                 Sequentially
                                   Regulation S-K                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
--------------                     -----------                    -----------                     ----
1                                  99                             Computational                   Filed Manually
                                                                  Materials and
                                                                  Collateral Term Sheets